A Scaling Global Telecom & AI - Driven Giant 1 March 2026 www.iqstel.com investors @iqstel.com Entering Its Profit Inflection Phase.

Statements in this presentation may be "forward - looking statements". Forward - looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, or any other information relating to our future activities or other future events or conditions. Words such as "anticipate," "believe," "estimate," "expect," "intend", "coul d" and similar expressions, as they relate to the company or its management, identify forward - looking statements. These statements are based on current expectations, estimates, and projections about our business made by management. Important factors that could cause ou r actual results and financial condition to differ materially from those indicated in the forward - looking statements include, among others, the following: our ability to successfully market our products and services; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; o ur ability to complete complementary acquisitions and dispositions that benefit our company; our success establishing and maintaining collaborative, strategic alliance agreements with our industry partners; our ability to comply with applicable regulations; our ability to secure capital when needed; and the other risks and uncertainties described in our prior filings with the Securities and E xchange Commission. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may and are likely to differ materially from what is expressed or forecast ed in forward - looking statements due to numerous factors. Any forward - looking statements speak only as of the date of this presentation, and iQSTEL Inc. undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date of this presentation. Disclaimer 2

3 Introduction

Over 17 years, IQSTEL has built a difficult - to - replicate global telecommunications and technology distribution platform connecting more than 600 operators across 20+ countries ; positioning the company at the start of its profit inflection phase. About Us 4

The business platform is built. The monetization phase is underway. The company is now transitioning from revenue scale to EBITDA acceleration, driven by: About Us 02 03 04 Minority interest consolidation EBITDA - accretive acquisitions High - margin AI and cybersecurity expansion 01 Operating leverage at $500 – 600M revenue 5

Financial Snapshot $400M Revenue Run Rate $317M 2025 Revenue $430M 2026 Revenue Forecast $2.7M Adjusted EBITDA Run Rate March - 26 $9M - $15M Projected EBITDA Run Rate at $500M - 600M Revenue (2026) $25M Projected EBITDA at $1B Revenue (2027) 12.23 Assets Per Share $4.66 Stockholders’ Equity Per Share $4.9 M Shares Outstanding March - 26 ● No convertible debt ● NASDAQ Capital Market listed ● No warrants outstanding 6

IQSTEL’s primary asset is its global commercial platform, including: Distribution Infrastructure Is the Enterprise Value Driver 600+ telecom operator relationships Multi - country routing and interconnection systems Settlement and billing integrations Telecom credit history Regulatory approvals Operational footprint across four continents Telecom is built on trust and settlement performance. These relationships are earned over years. Revenue is the output. The business platform is the asset. 7

Background 8

Leandro Jose Iglesias Chairman of the Board & CEO Electronic Eng, MBA Used to be International Business Manager in a Verizon Subsidiary in Venezuela. More than 25 years in International Business Alvaro Quintana Cardona Secretary of the Board & CFO Business Admin , Telecom Magister Used to be Interconnection Business Manager in a Telecom Italy Subsidiary in Venezuela. More than 25 years in Corporate Finance More than 17 years managing IQSTEL since it was a privately held company, and more than 7 years in the stock market. Combined 50 years of experience in Telecommunications 9

We founded our company to respond to an existing need of large telecom companies : to expand their global reach in a more cost - efficient way . From the very beginning, our foundation was building a global network. Once global connectivity became our reality, we expanded our mission delivering high - tech, high - value services in Fintech, Artificial Intelligence, and Cybersecurity to empower our customers and drive innovation across industries. For ten years, we operated as a privately held company, building strength, resilience, and vision. That journey prepared us to create IQSTEL , a company born from experience, driven by innovation, and committed to shaping a truly global future. Our Vision: Always Global 10

Background Within 10 years of our founding in 2008 as a privately held company offering voice services to telecom companies, we grew from zero to $13M in revenue and 150 active interconnections. In June 2018, we established our public listing on the OTC Pink Market: June 2021: Our securities were designated to trade on the OTCQB market September 2021: We started being traded in the OTCQX market September 2021: Nasdaq contacted us to offer guidance to get listed on Nasdaq May 2025: We uplisted to Nasdaq Capital Market by direct listing. 11

Explosive Growth 31% 149% 44% 44% 55% 96% 2019 2020 2021 2024 2018 2022 2023 2025 $144.5M $64.7M $44.9M $18.0M $13.8M $283M $93.2M $317M 20% $400M 12 Revenue Run Rate 80% Telecom > 20% Fintech >

Global Operations California Colorado Texas Mexico Venezuela Colombia Argentina New York New Jersey Washington D.C Virginia Florida Italy Spain United Kingdom Germany Switzerland Austria Serbia Romania Armenia Turkey United Arab Emirates Pakistan India Lebanon Today, we maintain more than 600 network interconnections around the world, delivering international voice, SMS, and connectivity services that form the core of our business. Ecuador Kenya 20+ Countries 5+ Billion minutes per year 20+ Billion SMS per year 4 Continents 13

12 Mergers & Acquisitions 600+ Active Interconnections $ 340M 14 Revenue /Year Since 2018, we have added Fintech, Proprietary AI Services and Cybersecurity, as well as deepened the Telecommunications portfolio and coverage. All acquired companies have been carefully selected to ensure the enrichment of our product and services portfolio, global coverage, strategic customer relations, maximization of cross - selling opportunities and alignment of the management team to build a global Connectivity, AI, and Digital Corporation. Our Progress

Select Acquisitions and Organic Growth 2018 2019 2022 2020 2023 2024 2025 *partnership 15

Opportunity 16

We Are a Global Corporation IQSTEL has built a difficult - to - replicate global infrastructure that combines Telecommunication Services, Fintech, Proprietary AI, and Cybersecurity. Publicly - traded corporation on the NASDAQ Capital Market (Ticker: IQST) 6 Offices around the world 100+ Employees 17 Time Zones 17

Core Asset: Business Platform Advantage Because IQSTEL is already embedded in operator billing systems and infrastructure workflows, all global operations combined serve approximately 2.7 billion customers worldwide. 18

Long - standing relationships generating millions of dollars in business. 19

Our expansive platform serves as an opportunity for monetization beyond telecom , leveraging trusted distribution relationships to cross - sell high - margin technology solutions into an already established global customer base. Opportunity IQSTEL Fintech Cybersecurity Telecom AI Digital 20

Why now? 21

Scale Is Achieved IQSTEL has entered its profitability acceleration phase. At $500 – 600 million in revenue, operating leverage begins to materially impact the bottom line. Infrastructure is in place, and fixed costs do not scale proportionally with revenue. Incremental gross margin increasingly converts to EBITDA. 22

At this level, projected EBITDA ranges from approximately $9 – 15 million , driven by: ● Economies of scale ● Operational consolidation ● Higher - margin service mix ● Minority interest consolidation ○ ~$1.3M incremental EBITDA capture This represents the company’s financial inflection point ; the transition from building scale to generating sustained earnings expansion. Run Rate Target: ~$15M EBITDA at $600M revenue. EBITDA growth is expected to outpace revenue growth. 23 EBITDA Framework

Scale That Is Difficult - To - Replicate The telecommunications and digital distribution platforms are time - intensive, capital - intensive and trust - based industries. Replicating IQSTEL’s platform would require: ● 3 – 5 years of execution ● Significant capital ● Regulatory approvals across jurisdictions ● Telecom credit establishment ● Settlement performance history ● Deep operator integrations The longer the platform operates, the stronger its network effect. This creates structural defensibility. 1 24

Strategic Acquisitions Two targeted acquisitions designed to accelerating the path to $600M Revenue ● Increase revenue beyond $500M ● Expand geographic footprint ● Enhance digital capabilities ● Accelerate EBITDA toward ~$15M Capital allocation principles: ● EBITDA accretive ● Defined return thresholds ● Immediate integration potential ● Platform cross - sell leverage Growth is pursued for earnings expansion, not optics. 2 25

High - Margin AI & Cybersecurity Upside In parallel with scaling telecom, IQSTEL is expanding into AI - enabled telecom solutions and cybersecurity services. These new capabilities are being introduced through our existing customer base, where we already conduct millions of dollars in annual business. Our customers trust our platform and operational reliability, allowing us to expand from connectivity into higher - value technology solutions. Projected impact: ● 7 - digit revenue by 2027 ● ~30% Gross Margin Improving earnings quality without requiring proportional revenue growth. 3 26

IQSTEL is acquiring remaining 49% stakes in key subsidiaries. Projected impact: ● 2025 EBITDA: ~$2.7M ● 2026 organic growth: ~$1.3M ● Post - consolidation attributable EBITDA: ~$4M 4 Minority Interest Consolidation 27

Approach 28

Value Re-Rating Opportunity

Companies in our sector typically trade between **10x and 20x EBITDA.**

Current Organic Expansion (Post-Consolidation) (Expected Q2-2026)
• EBITDA: ~$4M
• Implied Valuation: **$40M – $80M**

Next Strategic Acquisition (Expected Q3-2026)
• EBITDA Run Rate: **~$9M**
• Implied Valuation: **$90M – $180M**

Second Strategic Acquisition (Expected Q4-2026)
• EBITDA Run Rate: **~$15M**
• Implied Valuation: **$150M – $300M**

The re-rating opportunity is supported by EBITDA growth, margin improvement, increased institutional ownership, improved liquidity, and execution credibility.

KOSTEL
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Capital Allocation Discipline 1 30 To execute this plan, we anticipate raising approximately $20 million over the next 12 months. Capital will be deployed towards: ● Minority consolidation: $3.2 Million ● Strategic acquisitions: $12.3 Million ● Scaling AI and cybersecurity services: $1.9 Million ● Supporting working capital needs: $2.5 Million The objective is not growth for growth’s sake, it is EBITDA growth per dollar invested.

Over the next 24 months, we are targeting: • Revenue above $500 million • EBITDA approaching $15 million • Expanded institutional ownership • Broader analyst coverage • Improved trading liquidity • Re - rating toward sector multiples This positions IQSTEL not as a speculative telecom operator, but as a scalable global telecom - tech platform . Institutional Upgrade Path 2 31

Risk Management and Stability 3 32 IQSTEL benefits from a clean capital structure, stable governance, NASDAQ listing achieved on merit, geographic diversification, and long - standing telecom credit relationships. These elements reduce structural risk during expansion.

Strategic Optionality and Acquisition Potential As IQSTEL gains scale and EBITDA traction, the strategic value of its commercial platform increases. Many technology and telecommunications companies seek access to established global telecom distribution networks to accelerate time - to - market for their products and services. 33

IQSTEL provides immediate access to more than 600 operator relationships . For a large, well - capitalized corporation, acquiring IQSTEL could represent a faster and more efficient path to market compared to building similar infrastructure internally. This creates strategic acquisition optionality in addition to standalone financial growth. 34

Leandro Jose Iglesias CEO & Chairman of the Board CEO@iqstel.com Alvaro Quintana Cardona CFO & Secretary of the Board alvaroquintana@iqstel.com Connect with our founders. Scan the QR code to explore investment opportunities www.iqstel.com